SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2005

CERUS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-21937	68-0262011
(State of jurisdiction)	(Commission File No.)	(IRS Employer Identification No.)

2411 Stanwell Drive
Concord, California 94520
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 288-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b)                                  On January 28, 2005, Cerus Corporation (the “Company”) announced the resignation of C. Raymond Larkin, Jr. from the Company’s Board of Directors, effective January 31, 2005.  For additional information, see the press release attached hereto as Exhibit 99.1.

Item 9.01.                                          Financial Statements and Exhibits.

(c)                             Exhibits

99.1                         Press Release, dated January 28, 2005, entitled “C. Raymond Larkin, Jr. Resigns from Cerus Board of Directors.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERUS CORPORATION

Dated: February 1, 2005	By:	/s/ Howard G. Ervin
Howard G. Ervin
Vice President, Legal Affairs

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated January 28, 2005, entitled “C. Raymond Larkin, Jr. Resigns from Cerus Board of Directors.”